EXHIBIT 10.12

                            ADVANCED AESTHETICS, INC.
                             STOCKHOLDERS AGREEMENT

                                December 17, 2003

      The parties to this agreement are Advanced Aesthetics, Inc., a Delaware corporation (the "Company"), and each of the other persons executing a signature page to this agreement (the "Stockholders").

      The Stockholders are acquiring shares of the Company's common stock, par value $0.01 per share ("Common Stock"), and/or Series E preferred stock, par value $0.01 per share ("Series E Preferred Stock"), which is convertible into Common Stock. The Common Stock, the Series E Preferred Stock and all other securities of the Company that may now or at any time in the future be authorized, issued and outstanding and that represent any other direct or indirect rights to acquire, or constitute interests or participations in, Common Stock or rights to acquire securities that are directly or indirectly exercisable for, convertible into or exchangeable for Common Stock are referred to as "Common Equivalent Securities."

      The Company and the Stockholders desire to promote their mutual interests by imposing certain limitations on the transfer of the shares of Common Stock and other Common Equivalent Securities now owned by any Stockholder, being acquired by any Stockholder concurrently with this agreement, and that may be acquired from time to time after the date of this agreement by any Stockholder, whether by purchase or grant directly from the Company, by purchase from a third party, or pursuant to the exercise of any option (all of the foregoing shares of Common Stock and other Common Equivalent Securities are sometimes referred to collectively as the "Shares"), all upon the terms and conditions set forth below.

      The parties agree as follows:

      1.    Certain Transfer Restrictions.

      (a) No Stockholder may sell, assign, give, transfer, convey or otherwise dispose of, pledge or otherwise encumber (collectively, "Transfer") any right, title or interest in any or all of his, her or its Shares, except that:

            (i) a Stockholder may Transfer all or part of his, her or its Shares to:

                  (A) the Company or such Stockholder's spouse, children,
            parents, brothers, sisters, nieces or nephews or to a trust for the benefit of any of such persons; and

                  (B) a corporation, limited liability company or limited or general partnership of which the shareholders, members or partners consist entirely of the Stockholder and/or persons or entities to whom the Stockholder is otherwise permitted to make Transfers under this Section 1(a)(i) or Section 1(a)(ii);

            (ii) each of Kidd & Company, LLC and any affiliate thereof may Transfer all or a part of his, her or its Shares to Kidd & Company, LLC or other affiliate thereof;

            (iii) a Stockholder may transfer his, her or its Shares in accordance with Section 2, Section 3 or Section 4; and

            (iv) a Stockholder may transfer Shares to any affiliate (as defined in the Securities Act of 1933, as amended).

      (b) Any purported Transfer in violation of this agreement shall be void and of no force and effect.

      2. Involuntary Transfers of Shares. In the event of any Involuntary Transfer by any Stockholder of any Shares, the following procedures shall apply:

      (a) If a Stockholder (the "Transferor") is deprived or divested of Shares by any Transfer by or in which he, she or it shall be involuntarily deprived or involuntarily divested of any right, title or interest in or to any Shares, including, without limitation, any levy of execution, transfer in connection with bankruptcy, reorganization, insolvency or similar proceedings (an "Involuntary Transfer"), he, she or it shall promptly give written notice of such Transfer in reasonable detail to the Company (an "Involuntary Transfer Notice"). The person or persons (the "Transferee") who take or propose to take any interest in the Shares subject or proposed to be subject to such Involuntary Transfer (the "Subject Shares") shall hold such interest subject to the rights of the Company and its designees set forth below.

      (b) Upon receipt of an Involuntary Transfer Notice or upon discovery of an Involuntary Transfer, the Company (and its designees) shall have the irrevocable option, but not the obligation, to purchase the Subject Shares by giving written notice (specifying the number of Subject Shares to be purchased) to the Transferor within 60 days following the receipt of such Involuntary Transfer Notice or following discovery of such Involuntary Transfer, if later. The Company and/or any of its designees may exercise the option for all or any part of the Subject Shares.

      (c) The closing of any such sale of Subject Shares to the Company or any of its designees, as the case may be, shall be at the offices of the Company on the date specified in the notice pursuant to which the Company or any of such designees, as the case may be, exercised the option pursuant to Section 2(b), but in no event shall such closing be more than 30 days after the date of such notice. The purchase price per share of any Subject Shares purchased pursuant to this Section 2 shall be the amount that is equal to the fair market value of the Subject Shares as determined in good faith by a majority of the members of the Board of Directors of the Company as of the proposed date of their Involuntary Transfer, payable in immediately available funds.

      (d) To the extent the Subject Shares are not purchased by the Company or its designees pursuant to this Section 2, the Transferee shall execute and deliver to the Company an instrument, satisfactory to the Company, which evidences the Transferee's agreement to be bound by the provisions hereof with the same rights and obligations as the Transferor.

      3.    Certain Rights to Cause Sales of Shares by Stockholders.

      (a) In the event that stockholders of the Company, whether or not a party to this agreement, who collectively own a majority of the Common Stock (the "Selling Stockholders"), including, without limitation, the Common Stock issuable upon exercise, exchange or conversion of all outstanding Common Equivalent Securities that are not Common Stock (together with the Common Stock, "Common Share Equivalents") other than options to purchase Common Stock granted to the Company's directors, officers, employees and consultants determine to participate in or otherwise effect a Sale Transaction, then the Selling Stockholders shall have the right (but not the obligation) to require each Stockholder to participate in the same transaction on the same terms and conditions as the Selling Stockholders, subject to the right of the Selling Stockholders in Section 3(b)(iii). The Selling Stockholders shall give the Company and each other Stockholder of the Company written notice of such determination not less than 30 days prior to the proposed date of the Sale Transaction (a "Company Sale Notice"). A "Sale Transaction" means a merger or consolidation of the Company with or into another corporation or other entity (whether or not the Company is the surviving corporation), a reclassification, redemption, sale or exchange of all or substantially all of the Common Stock or other capital stock of the Company owned by the Selling Stockholders or a sale of all or substantially all of the assets of the Company but only if, immediately following any of the foregoing transactions, a party or parties other than the Selling Stockholders and persons who were affiliates of the Selling Stockholders immediately prior to such transaction own a majority of the business, stock or assets (as applicable) of the Company or its successor.

      (b) In any Sale Transaction, each Stockholder:

            (i) shall be required to Transfer the same percentage of such Stockholder's Common Share Equivalents as the percentage of Common Share Equivalents determined by dividing the number of Common Share Equivalents being Transferred by the Selling Stockholders by the aggregate number of Common Share Equivalents owned by the Selling Stockholders;

            (ii) to the extent he, she or it is Transferring shares of Common Stock, shall receive the same consideration per share of Common Stock as is being received upon such Transfer per share of Common Stock being Transferred by the Selling Stockholders;

            (iii) may convert any shares of Series E Preferred Stock into Common Stock prior to the consummation thereof or, to the extent he, she or it does not so convert such Series E Preferred Stock shall receive the full liquidation preference and accrued but unpaid dividends thereon;

            (iv) to the extent he, she or it is Transferring Shares other than shares of Common Stock or Series E Preferred Stock shall receive the same consideration for each share of Common Stock into which his, her, or its Shares are then exercisable or exchangeable for, or convertible into, as is being received upon such Transfer for each share of Common Stock being sold by the Selling Stockholders; provided, however, that each such Stockholder shall be required to convert, exchange or otherwise transfer or deliver to the Company any Shares representing the right to acquire shares of Common Stock; provided, further, however, that any per-share consideration to be received in respect of such Shares shall be reduced by any amount of additional consideration then required to be paid pursuant to the terms thereof in order to acquire the underlying shares of Common Stock; and

            (v) shall not be required to make any representations, warranties and covenants and indemnifications in such sale except with respect to the ownership of the Shares.

      (c) In any Sale Transaction, the Company and each Stockholder shall take all action in their power necessary to cause the consummation of such Sale Transaction, including, without limitation, exercising, converting and exchanging any securities that are exchangeable for, or convertible into, Common Stock and obtaining all consents and approvals reasonably necessary, desirable or appropriate for such Stockholder to consummate the Sale Transaction. Accordingly, each Stockholder:

            (i) agrees to vote, or to execute and deliver written consents in respect of, all Shares owned in connection with the approval of a Sale Transaction and all related matters; and

            (ii) affirms that such Stockholder's agreement to vote for such Sale Transaction is given as a condition of this agreement and as such is coupled with an interest and is irrevocable.

      The above voting agreement shall not terminate with respect to any Shares owned by a Stockholder until the earlier to occur of (x) such time as such Shares are no longer owned by such Stockholder and (y) termination of this agreement.

(d) With respect to all matters that are the subject of the above voting agreement, each Stockholder hereby:

            (i) (i) irrevocably appoints the President and Secretary of the Company, and each of them, with full power of substitution and resubstitution, together with their respective heirs, successors and assigns, as such Stockholder's attorney-in-fact to vote and give or withhold consent with respect to all Shares held by (or subject to a proxy in favor of) such Stockholder from time to time in such manner as either of them shall determine in his sole and absolute discretion, at any meeting (whether annual or special and whether or not an adjourned meeting) of the Company or by written consent or otherwise, giving and granting to them all powers such Stockholder would possess if personally present and hereby ratifying and confirming all that they shall lawfully do or cause to be done by virtue hereof; and

            (ii)

            (iii) (ii) affirms that the irrevocable proxy granted above is coupled with an interest and may not, under any circumstances, be revoked.

      Each Stockholder hereby agrees to recognize the foregoing proxy holders as the sole attorney and proxy for such Stockholder (with respect to all matters that are subject to such proxy). The proxy granted in this Section 3(d) shall not terminate with respect to any Shares owned by a Stockholder until the earlier to occur of (x) such time as such Shares are no longer owned by such Stockholder and (y) termination of this Agreement.

      (e) In the event of a proposed Sale Transaction, a Stockholder shall in all events be required to deliver each of the Stockholder's Shares in exchange for the payment therefor and take such other actions as are required to effect the closing of such Sale Transaction regardless of whether there is any dispute between the Company and such Stockholder or between such Stockholder and any of the other stockholders of the Company. Any such dispute shall be resolved after the closing and shall in no event delay the closing.

      (f) At the closing of any Sale Transaction, each Stockholder shall deliver certificates or other instruments evidencing the Shares to be Transferred in valid form for transfer with appropriate duly executed assignments, stock powers or endorsements, as the case may be, bearing any necessary documentary stamps and accompanied by such certificates of authority, consents to transfer or other instruments or evidences of the good title of such Stockholder to such Shares, free and clear of all liens, claims and other encumbrances as may reasonably be requested by the Selling Stockholders.

      4.    Tag-Along Rights.

      (a) Other than with respect to a Transfer of shares pursuant to Section 1(a)(i), 1(a)(ii) or 2, a Stockholder may Transfer such Stockholder's Shares only if such Stockholder (for purposes of this Section 4, an "Initiating Stockholder"):

            (i) gives the Company written notice (a "Tag Along Notice") of the proposed transaction, including, without limitation, the date (not less than 30 days after the date of the Tag Along Notice), time and place of the closing thereof, the terms and conditions thereof, the aggregate number of shares of Common Stock that the purchaser named therein (the "Purchaser") has agreed to purchase pursuant to Section 4(b), the number of Shares proposed to be sold by the Initiating Stockholder and a copy of the instrument or agreement by which the Purchaser is making the grant referred to in Section 4(a)(ii); and

            (ii) the Purchaser has firmly and irrevocably granted to each stockholder of the Company, whether or not a party to this agreement (collectively, the "Other Stockholders") the right (but not the obligation) to sell to the Purchaser at the same time and upon the same terms and conditions offered to the Initiating Stockholder by the Purchaser, the number of shares of Common Stock to be determined in accordance with Section 4(b).

      (b) The Purchaser shall purchase, and each Other Stockholder shall sell, a number of shares of Common Stock determined as follows:

            (i) the Purchaser shall, prior to the date of the Tag Along Notice, firmly and irrevocably agree in writing to purchase from each Other Stockholder up to the number of shares of Common Stock equal to the total number of Common Share Equivalents then owned by such Other Stockholder multiplied by a fraction, the numerator of which is the number of Common Share Equivalents proposed to be sold by the Initiating Stockholder and the denominator of which is the total number of Common Share Equivalents then owned by the Initiating Stockholder; and

            (ii) if the Purchaser is unable or unwilling to purchase the aggregate number of Common Share Equivalents that could be sold by the Initiating Stockholder and by each of the Other Stockholders (determined in accordance with Section 4(b)(i) above), then the Purchaser shall, prior to the date of the Tag Along Notice, firmly and irrevocably agree in writing to purchase a maximum number of shares of Common Stock (the "Tag Along Maximum") that the Purchaser would be willing and able to purchase.

      (c) If the number of shares to be acquired by the Purchaser is determined under Section 4(b)(ii), then the number of Common Share Equivalents to be sold by each Other Stockholder shall equal the number of shares that such Other Stockholder would have sold pursuant to Section 4(b)(i) multiplied by a fraction, the numerator of which is the Tag Along Maximum and the denominator of which is the sum of the number of Common Share Equivalents that all of the Other Stockholders delivering a Tag Along Election would have sold pursuant to Section 4(b)(i) plus the number of Common Share Equivalents proposed to be sold by the Initiating Stockholder in the Tag Along Notice. The number of shares to be sold by the Initiating Stockholder shall equal the difference between the Tag Along Maximum and the sum of the number of shares of Common Stock to be sold by the Other Stockholders pursuant to the preceding sentence.

      (d) Promptly after receipt by the Company of a Tag Along Notice, the Company shall give a copy thereof to each of the Other Stockholders. The right provided to the Other Stockholders pursuant to Section 4(a) shall be exercisable by each Other Stockholder by giving written notice (which shall specify the number of shares of Common Stock (up to the total number of shares held by such Other Stockholder) that such Other Stockholder desires to sell) (collectively, the "Tag Along Elections") to the Company and to the Initiating Stockholder within 15 days after the date of delivery of the Tag Along Notice to such Other Stockholder. Along with the Tag Along Election, each Other Stockholder exercising such right shall deliver to the Company, as agent for such Other Stockholder, one or more certificates or other instruments (representing no less than the number of Common Share Equivalents determined in accordance with the formula set forth in the first sentence of Section 4(b)(i) above) in valid form for transfer with appropriate duly executed assignments, stock powers or endorsements, as the case may be, bearing any necessary documentary stamps and accompanied by such certificates of authority, consents to transfer or other instruments or evidences of the good title of such Other Stockholder to such Shares, free and clear of all liens, claims and other encumbrances, as may reasonably be requested by the Initiating Stockholder or the Purchaser.

      (e) An Initiating Stockholder shall not consummate a Transfer pursuant to this Section 4 unless at the closing thereof the Purchaser shall purchase from each Other Stockholder exercising its right pursuant to the preceding sentence the number of Common Share Equivalents determined in accordance with Section 4(b).

      (f) The closing of the transaction contemplated by a Tag Along Notice shall take place at such date, time and place as is specified in such Tag Along Notice. At such closing, the Initiating Stockholder shall deliver to the Purchaser certificates or instruments representing the Shares to be sold by it in such transaction in valid form for transfer with appropriate duly executed assignments, stock powers or endorsements, as the case may be, bearing any necessary documentary stamps and accompanied by such certificates of authority, consents to transfer or other instruments or evidences of the good title of such Other Stockholder to such Shares, free and clear of any and all liens, claims and other encumbrances, as may reasonably be requested by the Purchaser and the Company shall deliver to the Purchaser the shares of Common Stock to be sold by each Other Stockholder in such transaction.

      (g) The purchase price per Common Share Equivalent purchased from any Other Stockholder shall be equal to the aggregate consideration paid to the Initiating Stockholder divided by the aggregate number of Common Share Equivalents sold by the Initiating Stockholder at the closing of such sale.

      (h) A Purchaser under this Section 4 shall execute and deliver to the Company an instrument, satisfactory to the Company, which evidences the transferee's agreement to be bound by the provisions hereof with the same rights and obligations as the Stockholder; and any Initiating Stockholder shall cause each such Purchaser to agree to the foregoing as a condition to such purchase.

      (i) At the closing of the transaction, the Purchaser shall, and the Initiating Stockholder shall cause the Purchaser to, remit to the Other Stockholders selling their Shares, that portion of the sale proceeds to which each such Other Stockholder is entitled by reason of such Other Stockholders' participation in such transaction and, in the event that the sum of the number of shares elected to be sold by the Other Stockholders and the number of shares to be sold by the Initiating Stockholder exceeds the Tag Along Maximum, any stock certificates representing their respective pro rata shares of the amount of such excess.

      5.    Rights to Purchase Additional Securities.

      (a) Except for Excluded Issuances, if the Company proposes to sell to any person (the "Offeree") any shares of Common Stock or any other Common Equivalent Security (the "Offered Securities"), the Company shall also offer (a "Preemptive Offer") each of the Stockholders the right to purchase, at the same price and upon the other terms as the Offered Securities are proposed to be sold to the Offeree the percentage of Offered Securities that is equal to the percentage of Common Share Equivalents owned by such Stockholder at the time of such Preemptive Offer.

      (b) Notice of each Stockholder's acceptance, in whole or in part, of a Preemptive Offer shall be evidenced by a writing signed by such Stockholder and delivered to the Company prior to the end of the 10 day period following the date of such Preemptive Offer, setting forth such portion of the Offered Securities as such Stockholder elects to purchase. Each such Stockholder shall purchase such Offered Securities on the date and in the manner set forth in the Preemptive Offer.

      (c) "Excluded Issuances" means (i) all Common Equivalent Securities that are outstanding as of the date of this agreement; (ii) all Common Equivalent Securities issued in connection with any agreement for the acquisition by the Company or any of its subsidiaries of all or any substantial part of the assets, or capital stock, of any business or entity; (iii) all Common Equivalent Securities issued to employees, consultants, officers or directors of the Company in connection with any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Company's Board of Directors; (iv) securities issued in connection with obtaining a lease financing, whether issued to a lessor, guarantor or other person; (v) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (vi) securities issued to the Company's vendors or customers or other persons in similar commercial situations; and
(vii) any shares of Common Stock issuable upon exercise, exchange or conversion of any Common Equivalent Securities referred to in the preceding clauses (i) through vi).

      6. Reports. The Company shall provide to each person who is a Stockholder on the date of this agreement:

      (a) as soon as available after the end of each fiscal quarter that is not the end of the Company's fiscal year, copies of the Company's consolidated balance sheet as of the end of such quarter and the related consolidated statements of income for the portion of the fiscal year ended with the last day of such quarter; and

      (b) as soon as available after the end of each fiscal year, copies of the Company's consolidated balance sheet as of the end of such fiscal year and the related consolidated statements of income for such fiscal year.

      7. Reclassification. In the event that any Shares should, as a result of a stock split or stock dividend or combination of shares or any other change or exchange for other securities by reclassification, reorganization, redesignation, merger, consolidation, recapitalization, split-up, spinoff, partial or complete liquidation, sale of assets, distribution to Stockholders, combination of shares or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of capital stock or other securities of the Company or of another corporation, the number of Shares held by the Stockholders shall be appropriately and proportionately adjusted to reflect such action and the terms and provisions of this agreement shall apply to all of the capital stock of any class of the Company now owned or that may be issued hereafter to the Stockholders in consequence of any event.

      8. Purchase for Investment; Legend on Certificate. All of the Shares held, being acquired or to be held or acquired by each Stockholder have been, are being, and will be acquired for investment and not with a view to the distribution thereof and no Transfer of the Shares may be made except in compliance with this agreement and applicable federal and state securities laws. All the stock certificates for such Shares now or hereafter owned by the Stockholders shall have indorsed in writing, stamped or printed, upon the back thereof, the following legend (or a legend of similar effect):

               "THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF A STOCKHOLDERS AGREEMENT. A COPY OF THAT AGREEMENT, AS IT MAY BE AMENDED FROM TIME TO TIME, IS MAINTAINED WITH THE CORPORATE RECORDS OF THE COMPANY AND IS AVAILABLE FOR INSPECTION AT THE EXECUTIVE OFFICES OF THE COMPANY."

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY

               NOT BE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT OR UNDER SUCH STATE SECURITIES OR BLUE SKY LAWS."

      9. Termination. Notwithstanding anything to the contrary contained herein, each provision of this agreement other than the ability of the Company to place on all stock certificates for the Shares the second legend in Section 8 (which expressly shall survive) shall automatically and without further action terminate upon (i) the closing of an underwritten public offering of Common Stock pursuant to a registration statement (other than a registration of employee benefit plan securities on form S-8 on any successor form) that has been filed under the Securities Act of 1933 and declared effective by the Securities and Exchange Commission and (ii) the consummation of a Sale Transaction unless, prior to such consummation, the Company shall give the Stockholders written notice that such Sale Transaction shall not terminate this agreement. No Stockholder shall have any obligation under this agreement at any time when such Stockholder is not the record or beneficial owner of any shares of Common Stock or any other Common Equivalent Security but such obligations shall again apply to such Stockholder when and if such Stockholder again becomes the record or beneficial owner of any of shares of Common Stock or any other Common Equivalent Security.

      10.   Miscellaneous.

      10.1 Notices, Etc. All notices and other communications required or permitted to be given pursuant to this agreement shall be in writing signed by the sender, and shall be deemed duly given (a) on the date delivered if personally delivered; (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error; (c) on the next business day after being sent by Federal Express or other recognized overnight mail service for next day or next business day delivery; or (d) five business days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the parties at the following addresses or telecopier numbers (or such other address or telecopier number as may be specified in a notice given in accordance with the provisions hereof):

         If to the Company:

         515 North Flagler Drive, Suite 300P
         West Palm Beach, FL 33401
         Attention:  President
         Telecopier No.:  (561) 802-4181

         With a copy to:

         Jenkens & Gilchrist Parker Chapin LLP
         405 Lexington Avenue
         New York, NY  10174
         Telecopier: (212) 704-6288
         Attention:  Edward R. Mandell

      If to a Stockholder, to the address or telecopier number set forth on such stockholder's signature page attached below.

      10.2 No Waiver. No course of dealing and no delay on the part of any party hereto in exercising any right, power or remedy conferred by this agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies conferred by this agreement or shall preclude any other or further exercise thereof or the exercise of any other right, power and remedy.

      10.3 Binding Effect; Assignability. This agreement shall be binding upon and, except as otherwise provided herein, shall inure to the benefit of the respective parties and their permitted successors and assigns. This agreement shall not be assignable by any Stockholder except as otherwise provided herein.

      10.4 Severability. Any provision of this agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

      10.5 Amendments, Etc. No term or provision of this agreement may be amended, waived, altered, modified, rescinded or terminated except by a written instrument signed by the Company and the holders of at least a majority in interest of the Shares owned by Kidd & Company, LLC and its affiliates and a majority in interest of all other Shares, in each case at the time such instrument is signed by such persons, and any such amendment, waiver, alteration, modification, rescission or termination shall be binding on all of the Stockholders, but in no event shall the obligation of any Stockholder be materially increased, except upon the written consent of such Stockholder; provided, however, that a waiver shall, in any event, be effective against the person who signs it. For purposes of the foregoing, a "majority in interest" of the Shares means a majority of the Common Share Equivalents that constitute Shares (other than upon exercise of options to purchase Common Stock granted to the Company's directors, officers, employees and consultants). In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Stockholders, or agree to accept alternatives to such performance, without obtaining the consent of any Stockholder.

      10.6 Legal Fees. In the event that it becomes necessary for any of the parties hereto to retain legal counsel to enforce such party's rights under this agreement and such party prevails in such enforcement, all out-of-pocket costs and expenses and all reasonable out-of-pocket attorneys' fees associated with the retention of such counsel shall be borne by the other parties hereto with respect to whom the enforcing party shall have enforced its rights.

      10.7 Further Assurances. The parties hereto agree to take or cause to be taken all such corporate and other action as may be necessary to effect the intent and purposes of this agreement.

      10.8 Specific Performance. Inasmuch as the Shares cannot be readily purchased or sold in the open market and the parties hereto desire to impose certain restrictions on transfers of Shares, irreparable damage will result in the event that this agreement is not specifically enforced and the parties hereto agree that any damages available at law for a breach of this agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal having jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies which any party may have under this agreement or otherwise.

      10.9 Law Governing. This agreement shall be governed by and construed in accordance with the law of the state of Delaware applicable to agreements made and to be performed entirely in Delaware without regard to principles of conflicts of laws of such state.

      10.10 Counterparts. This agreement may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

      10.11 Entire Agreement. This agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for, supersedes any previous agreements and understandings between the parties with respect to those matters and cannot be changed or terminated orally.

                      [The next page is the signature page]

      The parties have executed and delivered this Stockholders Agreement as of the date first written above.

                                    ADVANCED AESTHETICS, INC.


                                    By:    /s/ Andrew D. Lipman
                                        ----------------------------------------
                                             Andrew D. Lipman
                                             Vice President


                 [Stockholder signatures begin on the next page]

                                   THE JOHNS HOPKINS HEALTH SYSTEM
                                      CORPORATION

                                   By:  /s/ Richard A. Grossi
                                      -----------------------------------------
                                            Name: Richard A. Grossi
                                            Title:

                                   THE JOHNS HOPKINS UNIVERSITY


                                   By:  /s/ Richard A. Grossi
                                      -----------------------------------------
                                            Name: Richard A. Grossi
                                            Title:


                                   Address for both of the above Stockholders:

                                   901 South Bend Street, Suite 550
                                   Baltimore, MD  21231
                                   Telecopier No.:  (410) 955-8255
                                   Attention:  Steven A. Libowitz

                                   with a copy to:

                                   The Johns Hopkins Health System Corporation
                                   600 N. Wolfe Street, Administration 400
                                   Baltimore, MD  21287-1914
                                   Telecopier No.:  (410) 614-3465
                                   Attention:  General Counsel

                                   and

                                   The Johns Hopkins University
                                   3400 N. Charles Street, 113 Garland Hall
                                   Baltimore, MD  21218
                                   Telecopier No.:  (410) 516-5448
                                   Attention:  General Counsel

                                      S-2

       [Advanced Aesthetics, Inc. -- Stockholders Agreement -- Stockholder
                                 Signature Page]